SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2010
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DENDREON CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	000-30681	22-3203193
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

3005 First Avenue
Seattle, Washington
98121
(Address of principal executive offices) (zip code)

(206) 256-4545
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

    Dendreon Corporation (the “Company”) today announced the Medicare Evidence Development & Coverage Advisory Committee (MEDCAC) convened to review the impact of labeled and unlabeled use of PROVENGE® (sipuleucel-T) treatment on health outcomes of patients with advanced prostate cancer. This panel was convened as a part of the National Coverage Assessment (NCA) that was initiated by the Centers for Medicare and Medicaid Services (CMS).

    MEDCAC panel members were asked to vote on submitted questions on a five-point scale, with 1.0 representing low confidence, 3.0 representing intermediate confidence, and 5.0 representing high confidence.

    The mean votes were as follows as related to treatment for patients with asymptomatic or minimally symptomatic metastatic castrate resistant prostate cancer (the “labeled indication”):

•	3.7 that there is adequate evidence that PROVENGE significantly improves overall survival;

•	2.0 that there is adequate evidence that PROVENGE controls or maintains disease-related symptoms;

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3.9 that there is adequate evidence that PROVENGE significantly improves avoidance or minimization of the burdens associated with anticancer therapy while maintaining overall survival and control of disease-related symptoms;

•	3.6 that there is there is adequate evidence that PROVENGE significantly improves overall survival; and

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3.1 that there is adequate evidence to conclude PROVENGE clinically significantly improves the avoidance of the treatment burdens associated with anticancer therapy in patients with asymptomatic or minimally symptomatic metastatic castrate resistant prostate cancer.

    In addition, the MEDCAC panel also voted on questions with respect to the use of PROVENGE outside the labeled indication as follows:

•	1.2 that conclusions noted above are generalizable to unlabeled use in patients whose prostate cancer has not metastasized;

•	1.5 that conclusions noted above are generalizable to unlabeled use in patients who have metastatic castrate resistant prostate cancer and symptoms more severe than minimally symptomatic; and

•	1.2 that conclusions noted above are generalizable to unlabeled use in patients who have metastatic castrate resistant prostate cancer (i.e., have not failed hormonal therapy.

    On two additional questions, the MEDCAC panel voted:

•	4.1 that conclusions noted above are generalizable to the community based settings; and

•	2.9 that conclusions noted above are generalizable to patients belonging to demographic groups that may have been under-represented in the enrolled clinical trial population.

    The NCA does not impact existing coverage decisions, nor does it restrict local Medicare Administrative Contractors (MACs) from covering PROVENGE. Therefore, Medicare beneficiaries are able to access PROVENGE. The NCA does not impact coverage decisions made by private payers. Currently, MACs covering 14 of the 15 regional territories have established coverage guidelines and/or provided customers with written or verbal guidance on coverage.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

	By:	/s/ Richard F. Hamm, Jr.
Richard F. Hamm, Jr.
Senior Vice President, Corporate Development,
November 17, 2010		General Counsel and Secretary

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